UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

____________________________

Spirit Airlines, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-35186	38-1747023
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1731 Radiant Drive

Dania Beach, Florida 33004

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE(1)	New York Stock Exchange

(1) On December 5, 2024, the New York Stock Exchange (“NYSE”) filed a Form 25 for Spirit Airlines, Inc., a Delaware corporation (the “Company”) in connection with the delisting of the common stock, par value $0.0001, of the Company (the “Common Stock”) from NYSE. The delisting became effective ten days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25. The Common Stock began trading on the OTC Pink Market on November 19, 2024 under the symbol “SAVEQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership

As previously disclosed, on November 18, 2024, Spirit Airlines Inc. (the “Company”), and subsequently on November 25, 2024, its subsidiaries (such subsidiaries and the Company, each a “Debtor,” and collectively, the “Debtors”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered for procedural purposes only under case number 24-11988 (SHL). On November 18, 2024, the Company entered into a Restructuring Support Agreement (the “RSA”) by and among the Company, certain of its subsidiaries and the Consenting Stakeholders (as defined therein). On November 26, 2024, the Debtors filed with the Bankruptcy Court a proposed pre-arranged plan of reorganization and the related disclosure statement (including all appendices, exhibits, schedules, and supplements thereto, and as altered, amended, supplemented, or otherwise modified from time to time in accordance therewith, the “Plan” or the “Disclosure Statement,” respectively) subject to confirmation by the Bankruptcy Court.

On February 20, 2025, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Plan. The Plan includes certain documents filed with the Bankruptcy Court as part of the Plan Supplement as the same has been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan or Confirmation Order. The Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order.

Pursuant to the Plan, there will be a restructuring that provides for, among other things, the treatment for claims and interests as follows:

•	Payment in full of all DIP Superpriority Claims;

•	Payment in full of all Prepetition RCF Claims;

•	Reinstatement or such other treatment rendering unimpaired all General Unsecured Claims;

•	The exchange of $700 million of Senior Secured Notes and $140 million of Convertible Notes for $840 million aggregate principal amount of the Exit Secured Notes Financing;

•	The equitization of the remaining Senior Secured Notes and Convertible Notes (approximately $795 million in the aggregate) in the form of New Equity Interests; and

•	Existing Interests in the Company, including holders of the Company’s Common Stock prior to emergence, will receive no recovery or distribution on account of such Interests, and upon emergence from Chapter 11, all such Existing Interests, including the Company’s Common Stock, will be canceled, released, extinguished, and discharged, and will be of no further force or effect.

In order to raise funding for the foregoing payments and to provide financing to the Company following the Effective Date, the Company will:

•	Implement a fully backstopped equity rights offering, through which the Company will raise $350 million of New Equity Interests; and

•	Enter into the Exit Revolving Credit Facility of up to $300 million.

Pursuant to the Plan, the Company expects to consummate a corporate reorganization (the “Corporate Reorganization”) on the emergence date pursuant to which a new holding company (the “Reorganized Company”) will become the parent of the Spirit group and will be the ultimate issuer of the New Equity Interests. Following the Corporate Reorganization, the Company will be a wholly owned subsidiary of the Reorganized Company.

As of February 19, 2025, there were 109,525,063 shares of the Company’s Common Stock issued and outstanding. After giving effect to the Effective Date transactions, the Company expects the Reorganized Company to have an aggregate of approximately 40.3 million shares of New Equity Interests issued and outstanding.

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the Securities and Exchange Commission on November 25, 2024.

Item 7.01	Regulation FD Disclosure

On February 20, 2025, the Company issued a press release announcing the Bankruptcy Court’s entry of the Confirmation Order. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional information about the Chapter 11 Cases, including access to Court filings and other documents related to the restructuring process, is available at https://dm.epiq11.com/SpiritGoForward or by calling Spirit's restructuring information line at (888) 863-4889 (U.S. toll free) or +1 (971) 447-0326 (international). Additional information is also available at www.SpiritGoForward.com.

The information included in this Current Report on Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Chapter 11 Cases, the Plan and the Confirmation Order. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the impact of the Debtors’ bankruptcy filings, the Company’s ability to refinance, extend or repay its near and intermediate term debt, the Company’s substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices and impairments, the Company’s ability to complete the equity rights offering, the restructuring process and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Confirmation Order, dated February 20, 2025
99.1	Press Release, dated February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2025	SPIRIT AIRLINES, INC.

By:	/s/ Thomas Canfield
Name:	Thomas Canfield
Title:	Senior Vice President and General Counsel